Exhibit 4.2

CHURCH & DWIGHT CO., INC.

$300,000,000 Floating Rate Senior Notes due 2019

$300,000,000 2.450% Senior Notes due 2022

$425,000,000 3.150% Senior Notes due 2027

$400,000,000 3.950% Senior Notes due 2047

SECOND SUPPLEMENTAL INDENTURE

Dated as of July 25, 2017

to

Indenture Dated as of December 9, 2014

WELLS FARGO BANK, NATIONAL ASSOCIATION

Trustee

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TABLE OF CONTENTS

(continued)

Page
Section 7.06 Successors and Assigns	18
Section 7.07 Multiple Originals	19
Section 7.08 Effect of Headings	19
Section 7.09 Not Responsible for Recitals or Issuance of Securities	19

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SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of July 25, 2017, among CHURCH & DWIGHT CO., INC., a Delaware corporation (the “Company”), having its principal office at 500 Charles Ewing Boulevard, Ewing, New Jersey 08628, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company executed and delivered to the Trustee an indenture, dated as of December 9, 2014 (the “Base Indenture” and together with the Second Supplemental Indenture, the “Indenture”), providing for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;

WHEREAS, Sections 2.01, 3.01 and 9.01 of the Base Indenture provide, among other things, that by means of a supplemental indenture, the Company and the Trustee may, without the consent of Holders, enter into indentures supplemental to the Base Indenture to create one or more series of Securities and establish the form and terms thereof;

WHEREAS, the Company intends by this Second Supplemental Indenture to create and provide for the issuance of four new separate series of debt securities to be designated as the “Floating Rate Senior Notes due 2019” (the “Floating Rate Notes”), the “2.450% Senior Notes due 2022” (the “2022 Notes”), the “3.150% Senior Notes due 2027” (the “2027 Notes”) and the “3.950% Senior Notes due 2047” (the “2047 Notes” and, together with the 2022 Notes and the 2027 Notes, the “Fixed Rate Notes,” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”);

WHEREAS, all things necessary to make the Notes, when executed by the Company, authenticated by the Trustee, issued upon the terms and subject to the conditions set forth hereinafter and in the Base Indenture and delivered as provided in the Base Indenture against payment therefor, valid, binding and legal obligations of the Company according to their terms, and all actions required to be taken by the Company under the Base Indenture to make this Second Supplemental Indenture a valid, binding and legal agreement of the Company have been done;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Base Indenture.

(b) The following are definitions used in this Second Supplemental Indenture, and to the extent that a term is defined both herein and in the Base Indenture, the definition in this Second Supplemental Indenture shall govern with respect to the Notes.

“2022 Global Note” means the Global Note in substantially the form attached hereto as Exhibit A-2.

“2027 Global Note” means the Global Note in substantially the form attached hereto as Exhibit A-3.

“2047 Global Note” means the Global Note in substantially the form attached hereto as Exhibit A-4.

“Acquisition” means the Company’s acquisition of all of the issued and outstanding shares of capital stock of PIK Holdings, Inc. (“Waterpik”) pursuant to the Acquisition Agreement.

“Acquisition Agreement” means that certain Stock Purchase Agreement, dated as of July 17, 2017, among the Company, Waterpik, the stockholders of Waterpik (the “Waterpik Stockholders”), and MidOcean Partners III, L.P. in its capacity as a Waterpik Stockholder and as representative of the Waterpik Stockholders.

“Attributable Debt” in respect of any sale and leaseback transaction means, at the date of determination, the present value (discounted at the rate of interest implicit in the terms of the lease as determined in good faith by the Company) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). “Net rental payments” under any lease for any period means the sum of the rental and other payments required to be paid in such period by the lessee thereunder, excluding any amounts required to be paid by such lessee (whether or not designated as rental or additional rental payments) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

“Below Investment Grade Rating Event” means the applicable series of Notes are rated below an Investment Grade Rating for any reason by each of the Rating Agencies on the 60th day following the occurrence of a Change of Control (which date shall be extended if the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies on such 60th day, such extension to last until the date on which the Rating Agency considering such possible downgrade either (x) rates such Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade; provided, that no such extension shall occur if any of the Rating Agencies rates the Notes with an Investment Grade Rating that is not subject to review for possible downgrade on such 60th day).

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock and limited liability or partnership interests (whether general or limited), but excluding any debt securities convertible into such equity.

“Change of Control” means the occurrence of any of the following:

1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to the Company or one of the Company’s subsidiaries;

2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares;

3) the Company consolidates with, or merges with or into, any person (as that term is used in Section 13(d)(3) of the Exchange Act), or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

4) the first day on which a majority of the members of the board of directors of the Company cease to be Continuing Directors; or

5) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to be a Change of Control under clause (2) above if (A) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (B)(i) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (ii) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company; provided that, upon the consummation of any such transaction, “Change of Control” shall thereafter include any Change of Control of any direct or indirect parent of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on the Par Call Date for the applicable series of Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming that the Notes matured on the Par Call Date for the applicable series of Notes).

“Comparable Treasury Price” means, with respect to any Redemption Date (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four Reference Treasury Dealer Quotations, the average of all of these quotations.

“Consolidated Net Tangible Assets” means, at the date of determination, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding (i) any indebtedness for money borrowed having a maturity of less than 12 months from the date of the Company’s then most recent consolidated balance sheet publicly available but which by its terms is renewable or extendible beyond 12 months from such date at the option of the borrower and (ii) current maturities of long-term debt and capital leases) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the Company’s then most recent consolidated balance sheet publicly available and computed in accordance with generally accepted accounting principles.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who:

1)	was a member of such Board of Directors on the date of the issuance of the Notes; or

2)	was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch, Inc. and its successors.

“Floating Rate Global Note” means the Global Note in substantially the form attached hereto as Exhibit A-1.

“Funded Debt” means Debt which by its terms matures at or is extendible or renewable at the option of the obligor to a date not less than 12 months after the date of the creation of such Debt.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or, in each case, if such Rating Agency ceases to rate the applicable series of Notes or fails to make a rating of such series of Notes publicly available for reasons outside of the Company’s control, the equivalent investment grade credit rating by the replacement agency selected by the Company in accordance with the procedures set forth under the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Outside Date” means October 16, 2017.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity, and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Principal Property” means any plant, office facility, warehouse, distribution center or equipment located within the United States of America (other than its territories or possessions) and owned by the Company or any of its subsidiaries, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% of the Company’s Consolidated Net Tangible Assets, except any such property which the Company’s board of directors, in its good faith opinion, determines is not of material importance to the business conducted by the Company and its subsidiaries, taken as a whole, as evidenced by a board resolution.

“Quotation Agent” means the Reference Treasury Dealer selected by the Company.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of the applicable series of Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization,” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“Redemption Date,” with respect to a series of Notes, means the business day on which such Notes are redeemed by the Company pursuant to Section 3.01 hereof.

“Reference Treasury Dealer” means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers) and their respective successors, (ii) one Primary Treasury Dealer selected by MUFG Securities Americas Inc. or its successor; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a “Primary Treasury Dealer”), the Company shall substitute for such firm another Primary Treasury Dealer; and (iii) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption (assuming that the Notes matured on the Par Call Date for the applicable series of Notes); provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding Scheduled Interest Payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Restricted Subsidiary” means any of the Company’s subsidiaries that owns or leases a Principal Property.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Special Mandatory Redemption Notes” means the Floating Rate Notes, the 2022 Notes and the 2047 Notes.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second business day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Voting Stock” means, with respect to any specified “person” as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.02 Other Definitions.

Term	Defined in Section

“2022 Notes”	Recitals

“2022 Notes Maturity Date”	2.04(b)(ii)

“2022 Par Call Date”	3.01(b)(i)

“2027 Notes”	Recitals

“2027 Notes Maturity Date”	2.04(b)(iii)

“2027 Par Call Date”	3.01(b)(ii)

“2047 Notes”	Recitals

“2047 Notes Maturity Date”	2.04(b)(iv)

“2047 Par Call Date”	3.01(b)(iii)

“Base Indenture”	Recitals

“Change of Control Offer”	5.01(b)

“Change of Control Payment”	5.01(a)

“Change of Control Payment Date”	5.01(b)(ii)

“Company”	Preamble

“Debt”	6.01

“DTC”	2.03

“Fixed Rate Notes”	Recitals

“Floating Rate Notes”	Recitals

“Global Note”	2.03

“Indenture”	Recitals

“Interest Payment Date”	Face of Global Note

“Lien”	6.01

“Notes” “Par Call Date”	Recitals 3.01

“Regular Record Date”	Face of Global Note

“Second Supplemental Indenture”	Preamble

“Securities”	Recitals

“Special Mandatory Redemption”	4.01

“Special Mandatory Redemption Date”	4.02

“Special Mandatory Redemption Event”	4.01

“Special Mandatory Redemption Notice”	4.02

“Special Mandatory Redemption Price”	4.01

“Trustee”	Preamble

“U.S. Government Obligation”	2.04(e)

Section 1.03 Incorporation by Reference of Trust Indenture Act. The Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of the Indenture. The following Trust Indenture Act terms have the following meanings:

“indenture securities” means the Notes.

“indenture security holder” means a Holder.

“indenture to be qualified” means this Second Supplemental Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company and any other obligor on the indenture securities.

All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

ARTICLE II

APPLICATION OF SUPPLEMENTAL INDENTURE

AND CREATION, FORMS, TERMS AND CONDITIONS OF NOTES

Section 2.01 Application of this Second Supplemental Indenture. Notwithstanding any other provision of this Second Supplemental Indenture, the provisions of this Second Supplemental Indenture, including the covenants set forth herein, are expressly and solely for the benefit of the Holders of the Notes.

Section 2.02 Creation of the Notes. In accordance with Section 3.01 of the Base Indenture, the Company hereby creates each of the Floating Rate Notes, the 2022 Notes, the 2027 Notes and the 2047 Notes as a separate series of its Securities issued pursuant to the Indenture. The Floating Rate Notes shall be issued initially in an aggregate principal amount of $300,000,000, the 2022 Notes shall be issued initially in an aggregate principal amount of $300,000,000, the 2027 Notes shall be issued initially in an aggregate principal amount of $425,000,000, and the 2047 Notes shall be issued initially in an aggregate principal amount of $400,000,000.

Section 2.03 Form of the Notes. Each series of Notes shall be issued in the form of one or more global notes, duly executed by the Company and authenticated by the Trustee (the “Global Notes”), which shall be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of “Cede & Co.,” as the nominee of DTC. The Floating Rate Notes shall be substantially in the form of Exhibit A-1 attached hereto, the

2022 Notes shall be substantially in the form of Exhibit A-2 attached hereto, the 2027 Notes shall be substantially in the form of Exhibit A-3 attached hereto and the 2047 Notes shall be substantially in the form of Exhibit A-4 attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture and under the Notes. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof will be effective only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

Section 2.04 Terms and Conditions of the Notes. The Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this Second Supplemental Indenture. In particular, the following provisions shall be terms of the Notes:

(a) Title and Conditions of the Notes. The title of each series of Notes shall be as specified in the Recitals; and the aggregate principal amount of each series of Notes shall be as specified in Section 2.02 of this Article II, except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 3.04, 3.05, 3.06 or 9.06 of the Base Indenture.

(b) Stated Maturity. Each series of Notes shall mature, and the principal of such series of Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, as follows:

(i) The Floating Rate Notes shall mature on January 25, 2019,

(ii) The 2022 Notes shall mature on August 1, 2022 (the “2022 Notes Maturity Date”),

(iii) The 2027 Notes shall mature on August 1, 2027 (the “2027 Notes Maturity Date”), and

(iv) The 2047 Notes shall mature on August 1, 2047 (the “2047 Notes Maturity Date”).

(c) Payment of Principal and Interest. The terms relating to payment of principal and interest with respect to each series of Notes are set forth in the Global Note applicable to each such series.

(d) Registration and Form. Each series of Notes shall be issuable as registered securities as provided in Section 2.03 in this Article II. The form of the Floating Rate Notes shall be as set forth in the Floating Rate Global Note, the form of the 2022 Notes shall be as set forth in the 2022 Global Note, the form of the 2027 Notes shall be as set forth in the 2027 Global Note, and the form of the 2047 Notes shall be as set forth in the 2047 Global Note. Each series of Notes shall be issued and may be transferred only in minimum denomination of $2,000 and integral multiples of $1,000 above that amount. All payments of principal, any optional redemption price (as defined below), if applicable, any Special Mandatory Redemption Price (as defined below), if applicable, and accrued unpaid interest of each series of Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the DTC or its nominee, as the case may be, as the registered owner of the Global Note representing such Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for defeasance in Section 13.02 of the Base Indenture, and the provisions for covenant defeasance in Section 13.03 of the Base Indenture, shall be applicable to each series of Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders of any series of Notes, create and issue further securities ranking equally and ratably with, and having the same terms and conditions as, one or more series of Notes (other than the original issuance date and, under certain circumstances, the issue price and the initial interest payment date), so that such further securities will be consolidated and form a single series with the applicable series of Notes, including for purposes of voting and redemptions, provided that any such further securities shall be fungible with the original series of Notes for U.S. federal income tax purposes. No such additional securities may be issued if an Event of Default has occurred and is continuing with respect to the applicable series of Notes.

(g) Redemption. Each series of Notes is subject to redemption by the Company only in the manner described herein.

(h) Ranking. Each series of Notes shall be general unsecured obligations of the Company. Each series of Notes shall rank pari passu in right of payment with all unsecured and senior indebtedness of the Company and senior in right of payment to all subordinated indebtedness of the Company.

(i) Sinking Fund. No series of Notes is subject to any sinking fund.

(j) Other Terms and Conditions. The Floating Rate Notes shall have such other terms and conditions as provided herein and in the Floating Rate Global Note, the 2022 Notes shall have such other terms and conditions as provided herein and in the 2022 Global Note, the 2027 Notes shall have such other terms and conditions as provided herein and in the 2027 Global Note, and the 2047 Notes shall have such other terms and conditions as provided herein and in the 2047 Global Note.

(k) Transfers. In connection with any proposed transfer outside the Book Entry Only system, the Company or DTC shall be required to provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

Any transferor shall also provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

ARTICLE III

REDEMPTION

Section 3.01 Optional Redemption. Prior to the applicable Par Call Date, the Notes of any or all series of Fixed Rate Notes are redeemable, in whole or in part from time to time, at the option of the Company at a redemption price equal to the greater of:

(i)	100% of the principal amount of the series of Fixed Rate Notes to be redeemed, and

(ii)	the sum of the present values of the Remaining Scheduled Payments of the series of Fixed Rate Notes to be redeemed, discounted to the applicable Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points in the case of the 2022 Notes, 15 basis points in the case of the 2027 Notes and 20 basis points in the case of the 2047 Notes, plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) At any time (i) on or after July 1, 2022 (one month prior to the 2022 Maturity Date, the “2022 Par Call Date”), the 2022 Notes are redeemable, in whole or in part, at the option of the Company at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed; (ii) on or after May 1, 2027 (three months prior to the 2027 Maturity Date, the “2027 Par Call Date”), the 2027 Notes are redeemable, in whole or in part, at the option of the Company at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed; and (iii) on or after February 1, 2047 (six months prior to the 2047 Maturity Date, the “2047 Par Call Date”) (each of the 2022 Par Call Date, the 2027 Par Call Date and the 2047 Par Call Date, a “Par Call Date”), the 2047 Notes are redeemable, in whole or in part, at the option of the Company at a redemption price equal to 100% of the principal amount of the 2047 Notes to be redeemed, plus, in the case of clauses (i), (ii) or (iii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) The Floating Rate Notes are not be redeemable prior to maturity except as set forth in Article IV hereof.

Section 3.02 Notices to Trustee. The Company shall give each notice to the Trustee provided for in this Section at least 15 days prior to the applicable Redemption Date (unless the Trustee consents to a shorter period). Such notice shall be accompanied by an Officers’

Certificate to the effect that such redemption will comply with the conditions herein and in the Base Indenture. The Company shall notify the Trustee of the redemption price for the Notes of a series to be redeemed promptly after the calculation thereof. The Trustee shall not be responsible for the calculation of the redemption price or the correctness thereof.

Section 3.03 Selection of Notes to Be Redeemed. If less than all the Notes of a series are to be redeemed, the Notes to be redeemed will be selected by the Trustee no more than 60 days prior to the Redemption Date in accordance with the customary procedures of DTC. The Trustee shall make the selection from outstanding Notes not previously called for redemption.

The Trustee shall notify the Company promptly of the Notes or portions of the Notes to be redeemed.

Section 3.04 Notice of Redemption. At least 15 days but not more than 60 days before the Redemption Date of a series of Notes, the Company shall send a notice of redemption by first-class mail to each Holder of the Notes of such series to be redeemed at such Holder’s registered address. The notice of redemption will state any conditions applicable to a redemption and the amount of Notes to be redeemed. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such condition precedent has not been satisfied and the redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes of such series in the same manner in which the notice of redemption was given.

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

Section 4.01 Special Mandatory Redemption. In the event that (a) the Acquisition is not consummated on or before the Outside Date or (b) at any time prior to the Outside Date, the Acquisition Agreement is terminated (either such event being a “Special Mandatory Redemption Event”), the Company will redeem the Special Mandatory Redemption Notes (the “Special Mandatory Redemption”) at the Special Mandatory Redemption Price. The “Special Mandatory Redemption Price” for each series of Special Mandatory Redemption Notes will be a price equal to 101% of the principal amount of the applicable series of Special Mandatory Redemption Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below), subject to the right of Holders of Notes on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Section 4.02 Notice of Redemption. The Company will deliver notice of the occurrence of a Special Mandatory Redemption Event (a “Special Mandatory Redemption Notice”) to the Trustee within three business days following the occurrence of a Special Mandatory Redemption Event and not less than five business days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Special Mandatory Redemption Notes that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver such notice in accordance with the procedures of DTC. The notice to the Holders of Special Mandatory Redemption Notes shall state the proposed Special

Mandatory Redemption Date and the applicable Special Mandatory Redemption Price. Within three business days (or such minimum period as may be required by DTC) after the Trustee’s delivery of such notice of a Special Mandatory Redemption Event, the Company will perform the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

Section 4.03 Payment of Redemption Price. On the business day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent the amounts necessary to fund the redemption of the Special Mandatory Redemption Notes at the Special Mandatory Redemption Price. On the Special Mandatory Redemption Date, the Paying Agent shall use such amounts received to pay each holder of the Special Mandatory Redemption Notes the Special Mandatory Redemption Price for such Holder’s Notes.

Section 4.04 Amendment and Termination. The provisions described in this Article IV may not be waived or modified with respect to any series of Special Mandatory Redemption Notes without the written consent of each Holder of such series of Notes. Upon the consummation of the closing of the Acquisition on or prior to the Outside Date, the provisions described in this Article IV will cease to apply to the Notes.

ARTICLE V

CHANGE OF CONTROL

Section 5.01 Offer to Repurchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless the Company has previously exercised, or contemporaneously with the Change of Control Triggering Event, exercises its right to redeem such series of Notes pursuant to Section 3.01 hereof, each Holder of Notes of such series will have the right to require the Company to repurchase all or a portion (equal to $2,000 or integral multiples of $1,000 above that amount) of such Holder’s Notes pursuant to the Change of Control Offer (as described below), at a purchase price equal to 101% of the principal amount of Notes of such series repurchased plus accrued and unpaid interest, if any, on the Notes of such series repurchased, to, but excluding, the date of repurchase, subject to the right of Holders of Notes on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date (the “Change of Control Payment”).

(b) Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will send, by first-class mail (or for Global Notes, in accordance with applicable DTC procedures), a notice (a “Change of Control Offer”), to each Holder of Notes of each series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer and specify:

(i) that the Change of Control Offer is being made pursuant to this Section 5.01 and that all Notes tendered will be accepted for payment;

(ii) the Change of Control Payment and the repurchase date, which shall be a business day no earlier than 30 days and no later than 60 days from the date such notice is sent other than as may be required by law (the “Change of Control Payment Date”);

(iii) the CUSIP or ISIN numbers for the Notes;

(iv) that any Note not tendered will continue to accrue interest;

(v) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(vi) that Holders of Notes electing to have Notes repurchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third business day prior to the Change of Control Payment Date;

(vii) that Holders will be entitled to withdraw their election referred to in clause (vi) if the Paying Agent receives, not later than the close of business on the second business day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for repurchase, and a statement that such Holder is withdrawing his election to have the Notes repurchased;

(viii) that Holders whose Notes are being repurchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to $2,000 in principal amount or integral multiples of $1,000 above that amount; and

(ix) if the notice is sent prior to the date of consummation of the Change of Control, that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c) The Company shall not be required to make a Change of Control Offer with respect to the Notes of any series if a third party makes such an offer in the manner, at times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes of any such series properly tendered and not withdrawn under its offer.

(d) On the Change of Control Payment Date, the Company will, to the extent lawful:

(i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Company.

(e) The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note of the same series equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or integral multiples of $1,000 above that amount.

(f) The Company will comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any securities laws and regulations applicable to the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of such conflict.

ARTICLE VI

COVENANTS

The covenants set forth in this Article VI shall be applicable to the Company in addition to the covenants in Article X of the Base Indenture, which shall in all respects be applicable in respect of the Notes.

Section 6.01 Limitation on Secured Debt. The Company will not, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any debt securities, bonds, debentures or other similar evidence of indebtedness for money borrowed (“Debt”), secured by a pledge of, or mortgage or other lien on, any Principal Property, now owned or hereafter owned by the Company or any Restricted Subsidiary, or any shares of Capital Stock or Debt of any Restricted Subsidiary (“Liens”), without effectively providing that the outstanding Notes (together with, if the Company shall so determine, any other Company Debt or Debt of any Restricted Subsidiary then existing or thereafter created which is not subordinate to the Notes) shall be secured equally and ratably with (or prior to) such secured Debt so long as such secured Debt shall be so secured. The foregoing restrictions do not apply to:

(a) Liens existing on the date of the Indenture;

(b) Liens for taxes or assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the Company’s or the applicable Restricted Subsidiary’s books in accordance with generally accepted accounting practices;

(c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the Company’s or the applicable Restricted Subsidiary’s books in accordance with generally accepted accounting practices;

(d) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by the Employee Retirement Income Security Act of 1974;

(e) Liens imposed by law or in favor of U.S. or foreign governmental bodies to secure partial, progress, advance or other payments;

(f) Liens to secure the performance of bids, tenders, letters of credit, trade contracts and leases (other than Indebtedness), statutory obligations, surety, customs and appeal bonds, payment performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review or Liens incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Restricted Subsidiary is a party;

(i) Liens on any Principal Property acquired (whether by merger, consolidation, purchase, lease or otherwise) by the Company or any Restricted Subsidiary after the date of the Indenture which are created or assumed prior to, contemporaneously with, or within 360 days after, such acquisition;

(j) Liens on any Principal Property constructed or improved by the Company or any Restricted Subsidiary after the date of the Indenture which are created or assumed prior to, contemporaneously with, or within 360 days after, such construction or improvement, to secure or provide for the payment of all or any part of the cost of such construction or improvement (including related expenditures capitalized for Federal income tax purposes in connection therewith) incurred after the date of the Indenture;

(k) Liens on any property, shares of Capital Stock or Debt existing at the time of acquisition thereof, whether by merger, consolidation, purchase, lease or otherwise (including liens on property, shares of capital stock or indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary);

(l) Liens in favor of, or which secure Debt owing to, the Company or any Restricted Subsidiary; or

(m) any extension, renewal or replacement (or successive extensions, renewals or replacements) as a whole or in part, of any Lien referred to in the foregoing clauses; provided that in the case of the first, ninth and tenth bullets above (1) such extension, renewal or replacement Lien shall be limited to all or a part of the same property, shares of stock or Debt that secured the Lien extended, renewed or replaced (plus improvements on such property) and (2) the Debt secured by such Lien at such time is not increased.

Notwithstanding the foregoing, any Lien securing outstanding Notes granted pursuant to this Section 6.01 will be automatically and unconditionally released and discharged upon the release by all Holders of the Debt secured by the Lien giving rise to the Lien securing the outstanding Notes (including any deemed release upon payment in full of all obligations under such Debt) or, with respect to any particular Principal Property or Capital Stock of any particular Restricted Subsidiary securing outstanding Notes, upon any sale, exchange or transfer to any person not an affiliate of the Company of such Principal Property or Capital Stock.

Section 6.02 Limitation on Sale and Leaseback Transactions. Sale and leaseback transactions by the Company or any Restricted Subsidiary involving a Principal Property are prohibited unless either:

(a) the Company or such Restricted Subsidiary would be entitled, without equally and ratably securing the outstanding Notes, to incur Debt secured by a Lien on such property, pursuant to Section 6.01; or

(b) the Company, within 360 days after such transaction, applies an amount not less than the net proceeds of the sale of the Principal Property leased pursuant to such arrangement to (x) the retirement of the Company’s Funded Debt; provided that the amount to be applied to the retirement of the Company’s Funded Debt shall be reduced by (1) the principal amount of any outstanding Notes delivered within 360 days after such sale to the Trustee for retirement and cancellation, and (2) the principal amount of Funded Debt, other than outstanding Notes, voluntarily retired by the Company within 360 days after such sale or (y) the purchase, construction or development of other property, facilities or equipment used or useful in the Company or its Restricted Subsidiaries’ business. Notwithstanding the foregoing, no retirement referred to in this Section 6.02(b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or mandatory prepayment provision. This restriction shall not apply to a sale and leaseback transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries or involving the taking back of a lease for a period of less than three years.

Section 6.03 Exceptions. Notwithstanding the restrictions set forth in Sections 6.01 and 6.02 of this Second Supplemental Indenture on limitations on secured Debt and limitations on sale and leaseback transactions, respectively, the Company and any Restricted Subsidiary may incur, issue, assume or guarantee Debt secured by a Lien on any Principal Property or on any Capital Stock or Debt of any Restricted Subsidiary of the Company owning any Principal Property, or engage in the sale or transfer of any Principal Property and the leaseback of such Principal Property by the Company or any of its Restricted Subsidiary, provided that at the time of such restricted transaction, after giving effect thereto, and to the retirement of any Debt which is concurrently being retired, the aggregate amount of all outstanding Debt secured by Liens on any Principal Property or on any Capital Stock or Debt of any Restricted Subsidiary of the Company owning any Principal Property, together with the aggregate amount of Attributable Debt outstanding in respect of sale and leaseback transactions does not exceed 15% of Consolidated Net Tangible Assets of the Company.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Ratification of Indenture. This Second Supplemental Indenture is executed and shall be constructed as an indenture supplement to the Base Indenture, and as supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this Second Supplemental Indenture shall be read, taken and constructed as one and the same instrument.

Section 7.02 Trust Indenture Act Controls. If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Second Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.

Section 7.03 Notices. All notices and other communications shall be given as provided in the Indenture.

Section 7.04 Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.05 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 7.06 Successors and Assigns. All covenants and agreements in this Second Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 7.07 Multiple Originals. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture and signature pages for all purposes.

Section 7.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 7.09 Not Responsible for Recitals. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

CHURCH & DWIGHT CO., INC.

By:	/s/ Richard A. Dierker
	Name:	Richard A. Dierker
	Title:	Executive Vice President and Chief Financial Officer

Trustee:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee

By:	/s/ Gregory S. Clarke
	Name:	Gregory S. Clarke
	Title:	Vice President

EXHIBIT A-1

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CHURCH & DWIGHT CO., INC.

Floating Rate Senior Notes due 2019

No.: R-1
CUSIP No. 171340 AM4
ISIN No. US171340AM44	$[ ]

CHURCH & DWIGHT CO., INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ] ($[ ]) on, and to pay interest thereon from July 25, 2017 or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate, reset quarterly, equal to three-month U.S. dollar London Interbank Offered Rate (“LIBOR”) plus 0.15%, as determined by the calculation agent for this Security, until the principal hereof is paid or made available for payment, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest on the Securities shall be payable quarterly in arrears in U.S. Dollars on January 25, April 25, July 25 and October 25 of each year, commencing on October 25, 2017 (each such payment date, an “interest payment date”). The interest rate for the initial interest reset period (as defined herein) will be the rate per annum as determined on the second London business day (as defined herein) immediately preceding July 25, 2017 by the calculation agent. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is 15 calendar days (whether or not a business

1

day), as the case may be, immediately preceding such interest payment date (each such date, a “Regular Record Date”), or on January 25, 2019 (the “Maturity Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of this Security and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Company in New York, New York or at such other office or agency as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at the address appearing in the Security Register. Additional provisions of this Security are set forth on the reverse hereof.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

CHURCH & DWIGHT CO., INC.

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

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Reverse of Security

1. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 9, 2014 (herein called the “Base Indenture”), from the Company to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Second Supplemental Indenture, dated as of July 25, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [ ] DOLLARS ($[ ]) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06 or 9.06 of the Base Indenture.

2. The Securities of this series are not redeemable, except as set forth in Article IV (Special Mandatory Redemption) of the Second Supplemental Indenture.

3. Interest

If any interest payment date, other than the Maturity Date, would otherwise be a day that is not a business day, the interest payment date will be postponed to the immediately succeeding day that is a business day, with the same force and effect as if made on the date such payment was due, except that if that business day is in the immediately succeeding calendar month, the interest payment date shall be the immediately preceding business day and interest shall then accrue for that interest period up to but not including such succeeding business day, or preceding business day, as applicable. If the Maturity Date falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, and no interest on such payment will accrue for the period from and after the Maturity Date. For purposes of this Security, “business day” means a weekday which is not a day when banking institutions in the place of payment are authorized or required by law or regulation to be closed.

The interest rate on this Security will be reset quarterly on January 25, April 25, July 25, and October 25, commencing on October 25, 2017 (each, an “interest reset date”), provided that if any interest reset date would otherwise be a day that is not a business day, the interest reset date will be postponed to the immediately succeeding day that is a business day, except that if that business day is in the immediately succeeding calendar month, the interest reset date shall be the immediately preceding business day.

The “initial interest reset period” (or “initial interest period”) means the period from and including July 25, 2017 to but excluding the first interest reset date. Thereafter, each “interest reset period” (or “interest period”) means the period from and including an interest reset date to but excluding the immediately succeeding interest reset date; provided that the final interest reset period for this Security will be the period from and including the interest reset date immediately preceding the Maturity Date to but excluding the Maturity Date. Interest on this Security will be computed on the basis of the actual number of days elapsed over a 360-day year.

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The interest rate applicable to each interest period commencing on the related interest reset date, or July 25, 2017 in the case of the initial interest period, will be the rate determined by the calculation agent as of the applicable interest determination date. The “interest determination date” means the second London business day immediately preceding July 25, 2017, in the case of the initial interest period, or thereafter the second London business day immediately preceding the applicable interest reset date. A “London business day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

The calculation agent will be Wells Fargo Bank, National Association until such time as the Company appoints a successor calculation agent. Promptly upon determination, the calculation agent will inform the trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rates for this Security by the calculation agent shall be binding and conclusive on the Holder of this Security, the trustee and the Company.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on such interest determination date. “Reuters Page LIBOR01” means the display designated on page LIBOR01 on the Reuters Service (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). If on an interest determination date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if the “Reuters Page LIBOR01” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P.’s page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

5

All percentages resulting from any calculation of any interest rate for this Security will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Upon request from any Holder of this Security, the calculation agent will provide the interest rate in effect on this Security, for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

4. Upon the occurrence of a Change of Control Triggering Event, each Holder of this Security will have the right to require the Company to repurchase all or a portion (equal to $2,000 or an integral multiples of $1,000 above that amount) of such Holder’s Securities pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase, subject to the right of Holders of Securities on the relevant Regular Record Date to receive interest due on the relevant interest payment date.

The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5. The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

6. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

7. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

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8. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity and security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

9. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

11. The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

12. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

13. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

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14. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Customary abbreviations may be used in the name of a Holder of Securities or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act). Additional abbreviations may also be used though not in the above list.

16. The Indenture and the Securities shall be governed by and constructed in accordance with the laws of the State of New York.

8

ELECTION FORM

TO BE COMPLETED ONLY IF THE HOLDER

ELECTS TO ACCEPT THE CHANGE OF CONTROL OFFER

The undersigned hereby irrevocably requests and instructs the Company to repurchase the within Security (or the portion thereof specified below), pursuant to its terms, on the Change of Control Payment Date specified in the Change of Control Offer, for the Change of Control Payment specified in the within Security, to the undersigned,                     ,                     at                                          (please print or typewrite name and address of the undersigned).

For this election to accept the Change of Control Offer to be effective, the Company must receive, at the address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, either (i) the within Security with this “Election Form” form duly completed, or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth (a) the name of the Holder of the Security, (b) the principal amount of the Security, (c) the principal amount of the Security to be repurchased, (d) the certificate number or description of the tenor and terms of the Security, (e) a statement that the option to elect repurchase is being exercised, and (f) a guarantee stating that the Security to be repurchased, together with this “Election Form” duly completed will be received by the Paying Agent three business days prior to the Change of Control Payment Date. The address of the Paying Agent is Wells Fargo Bank, National Association, 150 East 42nd Street, 40th Floor, New York, New York.

If less than the entire principal amount of the within Security is to be repurchased, specify the portion thereof (which principal amount must be $2,000 or an integral multiple of $1,000 above that amount) which the Holder elects to have repurchased: $                    .

9

Assignment Form

To assign this Security, fill in the form below: (1) or (we) assign and transfer this Security to:

Assignee’s social security or tax I.D. number:

Assignee’s name, address and zip code:

and irrevocably appoint                                                                                  as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

10

EXHIBIT A-2

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CHURCH & DWIGHT CO., INC.

2.450% Senior Notes due 2022

No.: R-1
CUSIP No. 171340 AK8
ISIN No. US171340AK87	$[ ]

CHURCH & DWIGHT CO., INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ] DOLLARS ($[ ]) on, and to pay interest thereon from July 25, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 2.450% per annum, until the principal hereof is paid or made available for payment, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Securities shall be payable semi-annually in arrears in U.S. Dollars on February 1 and August 1 of each year, commencing on February 1, 2018 (each such date, an “Interest Payment Date”). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date”), and on August 1, 2022 (the “Maturity Date”). If any Interest Payment Date, the Maturity Date, any redemption date or other payment date of the Securities is not a Business Day, then the relevant payment shall be made on the next Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

1

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of this Security and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Company in New York, New York or at such other office or agency as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at the address appearing in the Security Register. Additional provisions of this Security are set forth on the reverse hereof.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

CHURCH & DWIGHT CO., INC.

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

3

Reverse of Security

1. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 9, 2014 (herein called the “Base Indenture”), from the Company to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Second Supplemental Indenture, dated as of July 25, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [            ] DOLLARS ($[ ]) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06 or 9.06 of the Base Indenture.

2. The Securities are redeemable, in whole or in part from time to time, at the option of the Company on the terms set forth in Article III of the Second Supplemental Indenture.

3. The Securities are subject to special mandatory redemption on the terms set forth in Article IV of the Second Supplemental Indenture.

4. Upon the occurrence of a Change of Control Triggering Event, unless the Company has previously exercised, or contemporaneously with the Change of Control Triggering Event, exercise its right to redeem the Security pursuant to Section 2 of this Security, each Holder of this Security will have the right to require the Company to repurchase all or a portion (equal to $2,000 or an integral multiples of $1,000 above that amount) of such Holder’s Securities pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase, subject to the right of Holders of Securities on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5. The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

6. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

4

7. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity and security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

9. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

11. The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

5

12. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

13. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

14. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Customary abbreviations may be used in the name of a Holder of Securities or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act). Additional abbreviations may also be used though not in the above list.

16. The Indenture and the Securities shall be governed by and constructed in accordance with the laws of the State of New York.

6

ELECTION FORM

TO BE COMPLETED ONLY IF THE HOLDER

ELECTS TO ACCEPT THE CHANGE OF CONTROL OFFER

The undersigned hereby irrevocably requests and instructs the Company to repurchase the within Security (or the portion thereof specified below), pursuant to its terms, on the Change of Control Payment Date specified in the Change of Control Offer, for the Change of Control Payment specified in the within Security, to the undersigned,                     ,                     at                                          (please print or typewrite name and address of the undersigned).

For this election to accept the Change of Control Offer to be effective, the Company must receive, at the address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, either (i) the within Security with this “Election Form” form duly completed, or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth (a) the name of the Holder of the Security, (b) the principal amount of the Security, (c) the principal amount of the Security to be repurchased, (d) the certificate number or description of the tenor and terms of the Security, (e) a statement that the option to elect repurchase is being exercised, and (f) a guarantee stating that the Security to be repurchased, together with this “Election Form” duly completed will be received by the Paying Agent three Business Days prior to the Change of Control Payment Date. The address of the Paying Agent is Wells Fargo Bank, National Association, 150 East 42nd Street, 40th Floor, New York, New York.

If less than the entire principal amount of the within Security is to be repurchased, specify the portion thereof (which principal amount must be $2,000 or an integral multiple of $1,000 above that amount) which the Holder elects to have repurchased: $                    .

7

Assignment Form

To assign this Security, fill in the form below: (1) or (we) assign and transfer this Security to:

Assignee’s social security or tax I.D. number:

Assignee’s name, address and zip code:

and irrevocably appoint                                                                                  as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

8

EXHIBIT A-3

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CHURCH & DWIGHT CO., INC.

3.150% Senior Notes due 2027

No.: R-1
CUSIP No. 171340 AN2
ISIN No. US171340AN27	$[ ]

CHURCH & DWIGHT CO., INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ] DOLLARS ($[ ]) on, and to pay interest thereon from July 25, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 3.150% per annum, until the principal hereof is paid or made available for payment, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Securities shall be payable semi-annually in arrears in U.S. Dollars on February 1 and August 1 of each year, commencing on February 1, 2018 (each such date, an “Interest Payment Date”). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date”), and on August 1, 2027 (the “Maturity Date”). If any Interest Payment Date, the Maturity Date, any redemption date or other payment date of the

1

Securities is not a Business Day, then the relevant payment shall be made on the next Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of this Security and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Company in New York, New York or at such other office or agency as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at the address appearing in the Security Register. Additional provisions of this Security are set forth on the reverse hereof.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

CHURCH & DWIGHT CO., INC.

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

3

Reverse of Security

1. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 9, 2014 (herein called the “Base Indenture”), from the Company to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Second Supplemental Indenture, dated as of July 25, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [ ] DOLLARS ($[ ]) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06 or 9.06 of the Base Indenture.

2. The Securities are redeemable, in whole or in part from time to time, at the option of the Company on the terms set forth in Article III of the Second Supplemental Indenture.

3. Upon the occurrence of a Change of Control Triggering Event, unless the Company has previously exercised, or contemporaneously with the Change of Control Triggering Event, exercise its right to redeem the Security pursuant to Section 2 of this Security, each Holder of this Security will have the right to require the Company to repurchase all or a portion (equal to $2,000 or an integral multiples of $1,000 above that amount) of such Holder’s Securities pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase, subject to the right of Holders of Securities on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

5. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal

4

amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity and security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

8. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10. The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

5

11. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14. Customary abbreviations may be used in the name of a Holder of Securities or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act). Additional abbreviations may also be used though not in the above list.

15. The Indenture and the Securities shall be governed by and constructed in accordance with the laws of the State of New York.

6

ELECTION FORM

TO BE COMPLETED ONLY IF THE HOLDER

ELECTS TO ACCEPT THE CHANGE OF CONTROL OFFER

The undersigned hereby irrevocably requests and instructs the Company to repurchase the within Security (or the portion thereof specified below), pursuant to its terms, on the Change of Control Payment Date specified in the Change of Control Offer, for the Change of Control Payment specified in the within Security, to the undersigned,                    ,                     at                                          (please print or typewrite name and address of the undersigned).

For this election to accept the Change of Control Offer to be effective, the Company must receive, at the address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, either (i) the within Security with this “Election Form” form duly completed, or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth (a) the name of the Holder of the Security, (b) the principal amount of the Security, (c) the principal amount of the Security to be repurchased, (d) the certificate number or description of the tenor and terms of the Security, (e) a statement that the option to elect repurchase is being exercised, and (f) a guarantee stating that the Security to be repurchased, together with this “Election Form” duly completed will be received by the Paying Agent three Business Days prior to the Change of Control Payment Date. The address of the Paying Agent is Wells Fargo Bank, National Association, 150 East 42nd Street, 40th Floor, New York, New York.

If less than the entire principal amount of the within Security is to be repurchased, specify the portion thereof (which principal amount must be $2,000 or an integral multiple of $1,000 above that amount) which the Holder elects to have repurchased: $                    .

7

Assignment Form

To assign this Security, fill in the form below: (1) or (we) assign and transfer this Security to:

Assignee’s social security or tax I.D. number:

Assignee’s name, address and zip code:

and irrevocably appoint                                                                                  as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

8

EXHIBIT A-4

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CHURCH & DWIGHT CO., INC.

3.950% Senior Notes due 2047

No.: R-1
CUSIP No. 171340 AL6
ISIN No. US171340AL60	$[ ]

CHURCH & DWIGHT CO., INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ] DOLLARS ($[ ]) on, and to pay interest thereon from July 25, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 3.950% per annum, until the principal hereof is paid or made available for payment, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Securities shall be payable semi-annually in arrears in U.S. Dollars on February 1 and August 1 of each year, commencing on February 1, 2018 (each such date, an “Interest Payment Date”). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date (each such date, a “Regular Record Date”), and on August 1, 2047 (the “Maturity Date”). If any Interest Payment Date, the Maturity Date, any redemption date or other payment date of the Securities is not a Business

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Day, then the relevant payment shall be made on the next Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of this Security and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Company in New York, New York or at such other office or agency as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at the address appearing in the Security Register. Additional provisions of this Security are set forth on the reverse hereof.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

CHURCH & DWIGHT CO., INC.

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	Authorized Signatory

Dated:

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Reverse of Security

1. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 9, 2014 (herein called the “Base Indenture”), from the Company to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Second Supplemental Indenture, dated as of July 25, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [ ] DOLLARS ($[ ]) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06 or 9.06 of the Base Indenture.

2. The Securities are redeemable, in whole or in part from time to time, at the option of the Company on the terms set forth in Article III of the Second Supplemental Indenture.

3. The Securities are subject to special mandatory redemption on the terms set forth in Article IV of the Second Supplemental Indenture.

4. Upon the occurrence of a Change of Control Triggering Event, unless the Company has previously exercised, or contemporaneously with the Change of Control Triggering Event, exercise its right to redeem the Security pursuant to Section 2 of this Security, each Holder of this Security will have the right to require the Company to repurchase all or a portion (equal to $2,000 or an integral multiples of $1,000 above that amount) of such Holder’s Securities pursuant to the Change of Control Offer, at a purchase price equal to 101% of the principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to, but excluding, the date of repurchase, subject to the right of Holders of Securities on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5. The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

6. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

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7. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity and security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

9. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

11. The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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12. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

13. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

14. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Customary abbreviations may be used in the name of a Holder of Securities or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act). Additional abbreviations may also be used though not in the above list.

16. The Indenture and the Securities shall be governed by and constructed in accordance with the laws of the State of New York.

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ELECTION FORM

TO BE COMPLETED ONLY IF THE HOLDER

ELECTS TO ACCEPT THE CHANGE OF CONTROL OFFER

The undersigned hereby irrevocably requests and instructs the Company to repurchase the within Security (or the portion thereof specified below), pursuant to its terms, on the Change of Control Payment Date specified in the Change of Control Offer, for the Change of Control Payment specified in the within Security, to the undersigned,                     , at                      (please print or typewrite name and address of the undersigned).

For this election to accept the Change of Control Offer to be effective, the Company must receive, at the address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, either (i) the within Security with this “Election Form” form duly completed, or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth (a) the name of the Holder of the Security, (b) the principal amount of the Security, (c) the principal amount of the Security to be repurchased, (d) the certificate number or description of the tenor and terms of the Security, (e) a statement that the option to elect repurchase is being exercised, and (f) a guarantee stating that the Security to be repurchased, together with this “Election Form” duly completed will be received by the Paying Agent three Business Days prior to the Change of Control Payment Date. The address of the Paying Agent is Wells Fargo Bank, National Association, 150 East 42nd Street, 40th Floor, New York, New York.

If less than the entire principal amount of the within Security is to be repurchased, specify the portion thereof (which principal amount must be $2,000 or an integral multiple of $1,000 above that amount) which the Holder elects to have repurchased: $                .

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Assignment Form

To assign this Security, fill in the form below: (1) or (we) assign and transfer this Security to:

Assignee’s social security or tax I.D. number:

Assignee’s name, address and zip code:

and irrevocably appoint                                                                                  as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

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